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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to incorporation of our reports included in this Form 10-K, into Bradlees, Inc. and Subsidiaries' previously filed Registration Statement File No. 33-77555.


/s/ Arthur Andersen LLP


New York, New York
April 26, 2000